UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2013

Commission File Number: 000-49768

ASIA INTERACTIVE MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	43-195-4778
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Level 30, Bank of China Tower
1 Garden Road, Central Hong Kong
(Address of principal executive offices) (Zip Code)

011-852-9836-2643
(Registrant’s telephone number, including area code)

______________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 1, 2013, Asia Interactive Inc. (the “Company”) was notified that Thomas J. Harris, CPA, the Company’s independent registered public accountant (“Harris”), has resigned his engagement with the Company effective February 22, 2013.  The decision of Harris to resign was entirely due to the five year partner rotation rule established by the Securities and Exchange Commission (the “SEC”) and was accepted by the sole director of the Company on March 1, 2013.  On March 22, 2013, the sole director approved the engagement of George Stewart, CPA (“Stewart”) as the Company’s new independent registered public accountant.

During the Company’s fiscal years ended December 31, 2011 and 2010, and through February 22, 2013, neither the Company nor anyone on the Company’s behalf consulted with Stewart regarding any of the following:

(i)
either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Stewart concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)
any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Harris regarding the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and 2010, and through February 22, 2013, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Harris on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Harris, would have caused it to make reference thereto in connection with its report.

During the fiscal years ended December 31, 2011 and 2010, and through February 22, 2013, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the sole director discussed with Harris the existence of material weaknesses in the Company’s internal control over financial reporting, as more fully described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011, filed on April 11, 2012 with the SEC.

The Company requested that Harris furnish it with a letter addressed to the SEC stating whether or not Harris agrees with the above statements and, if he does not agree, the respects in which he does not agree. A copy of the letter, dated March 26, 2013, is filed as Exhibit 16.1 to this amended current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1     Letter from Thomas J. Harris, CPA to the Securities and Exchange Commission dated March 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 26, 2013	Asia Interactive Media Inc.

/s/ Ken Ng
Ken Ng
President, Chief Executive Officer, Chief Financial Officer Principal Accounting Officer, Secretary, Treasurer, Director